Exhibit 10

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date: April 17, 2020

PENSARE SPONSOR, LLC

By:	/s/ Darrell J. Mays*
	Name:	Darrell J. Mays
	Title:	Managing Member

/s/ Darrell J. Mays*
	Name:	Darrell J. Mays

*By:	/s/ Alan I. Annex
	Name:	Alan I. Annex
Attorney-in-Fact